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                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE

              PRIMEDIA ANNOUNCES NEW STRATEGIC OPERATING STRUCTURE

   -  COMPANY ESTABLISHES FOUR BUSINESS SEGMENTS AND KEY GROWTH PLATFORMS
   -  PROVIDES GREATER CLARITY ON BUSINESS PERFORMANCE TO INVESTOR COMMUNITY

NEW YORK, FEBRUARY 5, 2004 - PRIMEDIA Inc. (NYSE: PRM) announced today a new strategic operating structure for the company that aligns its businesses into four new segments. The four segments, Enthusiast Media, Consumer Guides, Business Information and Education and Training, align the company's businesses based on common operating strategies, target markets and investment characteristics, providing both management and the investor community with greater clarity and visibility on the performance of the company's key businesses.

"Since joining the company last quarter, I have focused on reviewing our operations and identifying a strategy that will enable us to capitalize on the full potential of PRIMEDIA's businesses and maximize our operating performance," said Kelly Conlin, President and CEO of PRIMEDIA. "As our management team coalesced around key investment and organic growth initiatives, it became apparent we needed a structure that better aligned our businesses and enabled us to provide a clearer sense of our strategic focus and operating performance. We believe the structure we are announcing today does just that. As we execute our strategy and make investments in 2004, our customers, employees and investors will clearly see the results of our efforts."

"We intend to grow this company by maximizing and expanding our market leading brands," Conlin continued. "As measured by our revenues, our Enthusiast Media segment makes us by far the largest enthusiast publisher in the country. In our Consumer Guides segment, we not only have the leading publication, but we have the largest national distribution system. In our Business Information segment, we have a number of leading brands that can be expanded into more robust information services. And our Education and Training segment has some unique products that can be operated more successfully."

The company's four segments, along with their operating profile and key priorities, are outlined below:

- PRIMEDIA ENTHUSIAST MEDIA encompasses the company's consumer magazine brands, including their related Web sites and live events, as well as About.com. In 2003, Enthusiast Media generated $725.9 million of revenue, 54% of PRIMEDIA's total revenue(1) from continuing operations, and $146.9 million in Segment EBITDA(2) for a Segment EBITDA margin of 20%.

   The Enthusiast Media segment produces over 120 magazine titles, is the third largest overall producer of magazine advertising pages in the U.S and has market leading

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   positions in the Automotive, Outdoor, Action Sports, Crafts, History, Marine,
   Equine and Home Technology categories. Brands include MOTOR TREND,
   AUTOMOBILE, HOT ROD, TRUCKIN', SUPER STREET, SURFER, IN FISHERMAN, FLORIDA SPORTSMAN, CREATING KEEPSAKES, SNOWBOARDER, POWER & MOTORYACHT, STEREOPHILE and HOME THEATER. About.com and the magazine-branded Web sites collectively are the 10th most visited collection of consumer Web sites in the U.S. as ranked by Nielsen/Net Ratings, with an average of 29.6 million unique visitors each month in 2003.

   "We have set a number of key priorities within our Enthusiast Media segment for 2004 including both operational and investment initiatives that will help us achieve organic growth," stated Conlin. "We have streamlined management by creating direct reporting lines from the executives running these business units directly to me. We also brought a new divisional CFO on board who will improve our operating focus and reporting metrics for these businesses.

   "Equally important, we are investing in these businesses. We will improve the editorial product by redesigning more than a dozen publications in the largest product upgrade initiative in our company's history. In the first quarter of 2004 alone, our redesign debuts include MOTOR TREND and the 30 editions of GAME & FISH. We have recently named a new CEO of About.com who has planned a first half release of a complete site redesign and editorial packaging that will increase visit frequency and page views per unique visitor. We will capitalize on our Google advertising partnership by extending the program across all company websites to maximize participation in the contextual online advertising market.

   "Also, in the first quarter, we are consolidating from multiple fulfillment systems to a single fulfillment center for all of our product merchandise. This consolidation will ultimately allow one technology platform and shopping cart across all company Web sites, enabling an enhanced user experience and cross promotion for the company's 2,100 SKUs of branded products--books, videos, DVD's, apparel and calendars. In addition, our licensees sell over 1,500 SKUs of products through our license agreements. Also, we are revitalizing our retail initiatives. In the first half of the year, for example, our programs will include new IN-FISHERMAN videos in Wal-Mart stores; LOWRIDER apparel line in Sears; MOTOR TREND'S Mr. Clean Autodry from Procter & Gamble; HOT ROD and SUPER STREET radio-controlled vehicles from RadioShack; and CREATING KEEPSAKES Scrapbooking Designer Software and How-To Book on QVC. Our existing television programming, including HOT ROD TV and IN-FISHERMAN TV, will be joined by new programming in the hunting market for North American WHITETAIL TV and GUNS & AMMO TV.

   "Finally, we have commissioned research from a leading independent media consultant that will quantify PRIMEDIA's reach across key demographic groups, particularly young men, to support advertising programs for consumer goods companies across our portfolio. This research, which will be introduced to the market in the first half of the year, shows our audience reach is second only to Time Inc. More importantly, among key demographic targets, PRIMEDIA has a superior collective audience that can be reached more cost effectively than through a single, broadly circulated title."

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                                     Page 3

- PRIMEDIA CONSUMER GUIDES is the largest publisher and distributor of free publications, including APARTMENT GUIDE, NEW HOMES GUIDE and the recently launched AUTO GUIDE. In 2003, PRIMEDIA Consumer Guides generated $276.6 million in revenue(1), 20% of PRIMEDIA's total revenue for continuing operations, and $83.2 million in Segment EBITDA(2), for a Segment EBITDA margin of 30%.

   PRIMEDIA Consumer Guides publishes and distributes 81 APARTMENT GUIDES in 75 regional markets with a combined monthly circulation of 1.6 million. Through the Guides and the Apartmentguide.com Web site, the company generated 5.8 million leads for apartment property managers in 2003. The company publishes and distributes 17 NEW HOME GUIDES and plans to launch in additional markets this year. Additionally, Consumer Guides will launch its first AUTO GUIDE in Charlotte, NC in the first half. Consumer Guides' distribution arm, DistribuTech, has exclusive distribution relationships with many of the country's leading supermarkets and chain stores and, last year, distributed more than 2,000 publications to these venues on behalf of other publishing organizations.

   "Consumer Guides presents a compelling growth opportunity for the company," stated Conlin. "We intend to invest in this business to fulfill its potential in the marketplace by building on our proprietary distribution channel and successful high margin business model to enter the substantial market for pre-owned vehicle advertising and continue expanding our existing brands into additional markets. The new AUTO GUIDE will publish the most current vehicle inventory in the market and also provide customer leads to dealers through its Web site. In addition, we believe that both our APARTMENT GUIDE and NEW HOME GUIDE businesses have the opportunity to enter new markets. In the last quarter, we entered the Portland, Oregon market through an acquisition, and there are other opportunities in development."

- PRIMEDIA BUSINESS INFORMATION consists of business-to-business targeted publications, Web sites, and special events with a focus on bringing sellers together with qualified buyers in numerous industries. The Business Information segment consists of 78 magazines, 108 Web sites, 23 events and 53 directories and data products, serving professionals in diverse market sectors. In 2003, Business Information generated $228.8 million in revenue(1), 17% of PRIMEDIA's total revenue for continuing operations, and $34.2 million in Segment EBITDA(2), for a Segment EBITDA margin of 15%.

   "Our Business Information segment has taken many necessary and prudent steps to position itself for the market turnaround in business-to-business," said Conlin. "As we look towards 2004, we believe there are many opportunities to enhance marketing programs beyond print advertising by expanding the use of e-mail newsletters, Webcasts, market databases and other tools to provide marketing programs that identify prospects and deliver leads to customer sales organizations. Beyond that, we need to develop 'must have' information businesses by taking our data-oriented products -- EQUIPMENT WATCH, AC-U-KWIK, PRICE DIGESTS, BLUE BOOK, MAINTENANCE GUIDES--and expanding their electronic delivery capabilities. Moreover, there is an opportunity to use this data model in other categories where we have proprietary content and customer databases to build subscription data services."

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                                     Page 4

- PRIMEDIA EDUCATION AND TRAINING combines the businesses that provide content for schools, universities, government and other public institutions as well as corporate training initiatives. The business includes Channel One, Films for the Humanities and Workplace Learning. In 2003, Education and Training generated $119.8 million in revenue(1), 9% of PRIMEDIA's total revenue for continuing operations, and $5.7 million in Segment EBITDA(2), for a Segment EBITDA margin of 5%.

   Education and Training has significant reach within several different customer segments. CHANNEL ONE NEWS is the highest rated teen television program, reaching almost 8 million teens daily in over 350,000 classrooms across America on an average school day. CHANNEL ONE NEWS is watched by a teen audience that is ten times larger than the nightly newscast of ABC, NBC, CBS and the cable networks combined. Films for the Humanities and Sciences is a leading distributor of videos, DVDs, and CD-ROMs to schools, colleges, and libraries in North America, with approximately 2,900 owned and 10,100 licensed educational videos, DVDs, CD-ROMs and related products. Workplace Learning, a leading provider of integrated training, information and communication solutions for improving employee performance, is a leader in such markets as fire and emergency services (Fire and Emergency Television Network) where it reached more than 250,000 fire and EMS personnel last year, as well as industrial (Industrial Training Systems), healthcare (Health and Sciences Television Network), pharmaceuticals (Interactive Medical Networks), government (Law Enforcement Training Network) and banking (Bankers Training and Consulting Company).

   "Each of our education and training businesses presents a compelling business opportunity. In 2004, Channel One is focusing on expanding its number of advertisers that are targeting the hard to reach youth audience. Channel One has also formed a partnership with MTV in the first half of the year to produce a primetime series entitled "True Life" and also with ABC News for Channel One reporters to appear on ABC News. Films for the Humanities has recently named a new CEO, who is planning the introduction of new digital platform delivery systems to leverage the market's most extensive backlist of supplemental educational programming with its owned and licensed educational videos, DVDs, CD-ROMs and related products. Workplace Learning is focused on growing in profitable vertical markets where the company has proprietary content and unique distribution advantages, including banking, healthcare and government."

Concluded Conlin, "We are excited about the opportunity we have to organically grow our core businesses. This is a year of investment and focus, and we are optimistic that we will be able to demonstrate tangible positive results as the year progresses."

An attachment to this release provides key segment financial, product and market data.

In a separate release issued today, PRIMEDIA reported its financial results for the fourth quarter of 2003 including the results of these new segments. The company provided two years of historical quarterly financial results by the new operating segments in an attachment to that release.

----------
(1) This presentation eliminates all intrasegment activity.
(2) Reconciled to GAAP measure in the attached table.

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                                     Page 5

ABOUT PRIMEDIA

PRIMEDIA is the leading targeted media company in the United States. With 2003 revenues from continuing businesses of $1.3 billion, our properties deliver content via print as well as the Internet, live events and video and offer highly effective advertising and marketing solutions in some of the most sought after niche markets. PRIMEDIA Enthusiast Media includes more than 120 consumer magazines, their web sites and About.com, and is the #1 special interest magazine publisher in the U.S. with well-known brands such as MOTOR TREND, AUTOMOBILE, CREATING KEEPSAKES, IN-FISHERMAN, POWER & MOTORYACHT, HOT ROD, SNOWBOARDER, STEREOPHILE and SURFER. PRIMEDIA Consumer Guides is the #1 publisher and distributor of free consumer guides, with APARTMENT GUIDE, AUTO GUIDE and NEW HOMES GUIDE. PRIMEDIA Business Information has leading positions in 20 market sectors such as agribusiness, communications, entertainment, marketing and transportation. PRIMEDIA Education and Training includes Channel One and other educational and training products. PRIMEDIA's stock symbol is
NYSE: PRM.

                                       ###

Contact:

Elliot Sloane           212-446-1860     esloane@sloanepr.com (media)
Jim Magrone             212-745-0634     jmagrone@primedia.com (investors)

                                  Table Follows
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                                     Page 6

                                  PRIMEDIA INC.
   RECONCILIATION OF SEGMENT EBITDA TO LOSS BEFORE PROVISION FOR INCOME TAXES
                                 ($ IN MILLIONS)

                                                                      Full Year
                                                                         2003
                                                                      ---------
REVENUES, NET:
Enthusiast Media                                                      $   725.9
Consumer Guides                                                           276.6
Business Information                                                      228.8
Education and Training                                                    119.8
Eliminations                                                               (5.5)
                                                                      ---------
     Total Revenues, net                                              $ 1,345.6
                                                                      ---------

SEGMENT EBITDA:
Enthusiast Media                                                      $   146.9
Consumer Guides                                                            83.2
Business Information                                                       34.2
Education and Training                                                      5.7
Corporate Overhead                                                        (25.9)

Depreciation of Property and Equipment                                    (55.9)
Amortization of Intangible Assets and Other                               (76.0)
Severance Related to Separated Senior Executives                           (9.4)
Non-Cash Compensation and Non-Recurring Charges                           (11.2)
Provision for Severance, Closures and Restructuring Related Costs          (8.7)
Loss on Sale of Businesses and Other, Net                                  (0.5)
                                                                      ---------
Operating Income                                                           82.4
                                                                      ---------

OTHER EXPENSE:
     Provision for the impairment of investments                           (9.0)
     Interest expense                                                    (124.5)
     Interest on shares subject to mandatory redemption                   (21.9)
     Amortization of deferred financing costs                              (3.5)
     Other expense, net                                                    (3.1)
                                                                      ---------
LOSS BEFORE PROVISION FOR INCOME TAXES                                $   (79.6)
                                                                      ---------

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             KEY PRIMEDIA SEGMENT FINANCIAL, PRODUCT AND MARKET DATA

ENTHUSIAST MEDIA:
(Includes: consumer magazines, their related Web sites, events, and About.com)

FINANCIAL PERFORMANCE

                                                                               % OF
          ($ millions)                                          2003     2003 CONSOLIDATED
          --------------------------------------------------------------------------------
          Revenue (1)                                         $ 725.9           54%
          Segment EBITDA (2)                                  $ 146.9
          Segment EBITDA Margin                                    20%

          (1) For continuing businesses. This presentation eliminates all intrasegment activity.
          (2) For continuing businesses. Reconciled to GAAP measure in the attached table.

PRODUCTS

GROUP                    PUBLICATIONS   WEB SITES   EVENTS   REPRESENTATIVE BRANDS
---------------------------------------------------------------------------------------------------
Enthusiast                    52           52         31     HOT ROD, TRUCKIN, SUPER STREET,
Automotive                                                   LOWRIDER, MOTORCYCLIST, FOUR WHEELER,
                                                             MUSCLE MUSTANGS & FAST FORDS

Consumer                       3            4         17     MOTOR TREND, AUTOMOBILE, TRUCK TREND,
Automotive                                                   INTELLICHOICE

Outdoor                       16           17         17     IN-FISHERMAN, GAME & FISH, FLORIDA
                                                             SPORTSMAN

Action Sports                 10           11         25     SURFER, SNOWBOARDER, SLAM

Home Technology                7            5          3     STEREOPHILE, HOME THEATER, SHUTTERBUG,
                                                             PHOTOGRAPHIC

Lifestyles                    33           21         14     CREATING KEEPSAKES, POWER &
                                                             MOTORYACHT, EQUUS, SAIL, SOAP OPERA
                                                             DIGEST, AMERICAN HISTORY

Online Guides                             450                About.com

TOTAL                        121          560        107

COMPETITIVE POSITION

[CHART]

                           2003 PUBLISHERS BY AD PAGES

RANK   PUBLISHER                       AD PAGES
   1   Gruner & Jahr                     7,527
   2   American Media                    8,556
   3   CMP Publications                  9,501
   4   Hachette Filipacchi              14,404
   5   Hearst                           19,611
   6   PRIMEDIA                         22,196
   7   Advance/Conde Nast               26,933
   8   Time, Inc.                       44,906

     Source: 2003 MIN

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                                     Page 2

[CHART]

                   TOTAL GROSS AUDIENCE BY PUBLISHING COMPANY

Hachette               62
Meredith               72
Conde Nast             95
Hearst                112
PRIMEDIA              128
Time Inc.             172

     Source: 2003 Spring MRI; PRIMEDIA audience shown is the gross sum of MRI measured readership and DJG Marketing estimates of unmeasured magazine readership based on industry norms.

CONSUMER GUIDES
(Includes: APARTMENT GUIDE, NEW HOMES GUIDE, their related Web sites and DistribuTech)

FINANCIAL PERFORMANCE

                                                                               % OF
          ($ millions)                                          2003     2003 CONSOLIDATED
          --------------------------------------------------------------------------------
          Revenue (1)                                         $ 276.6           20%
          Segment EBITDA (2)                                  $  83.2
          Segment EBITDA Margin                                    30%

          (1) For continuing businesses. This presentation eliminates all intrasegment activity.
          (2) For continuing businesses. Reconciled to GAAP measure in attached table.

PRODUCTS

                                          NEW     DISTRIBUTECH
                             APARTMENT   HOMES       RETAIL
REGION                        GUIDES     GUIDES     LOCATIONS          MAJOR MARKETS
------------------------------------------------------------------------------------------
Northeast                       25          5         5,121      Washington D.C.,
                                                                 Philadelphia, Baltimore,
                                                                 Chicago

Southeast                       23          4         3,006      Atlanta, Tampa, Orlando,
                                                                 Broward

Midwest                         14          5         2,448      Dallas, Houston, Austin,
                                                                 Kansas City

West                            19          3         5,452      Phoenix, Las Vegas, Los
                                                                 Angeles, San Francisco

TOTAL                           81         17        16,027

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                                     Page 3

BUSINESS INFORMATION
(Includes: trade magazines, events, directories and data products, and their related Web sites)

FINANCIAL PERFORMANCE

                                                                  % OF
         ($ millions)                      2003             2003 CONSOLIDATED
         --------------------------------------------------------------------
         Revenue (1)                     $  228.8                  17%

         Segment EBITDA (2)              $   34.2

         Segment EBITDA Margin                 15%

          (1) For continuing businesses. This presentation eliminates all intrasegment activity.
          (2) For continuing businesses. Reconciled to GAAP measure in attached table.

PRODUCTS

                                       DIRECTORIES,
                                       DATA PRODUCTS
                                         & BUYER'S      WEB
       CATEGORY         PUBLICATIONS      GUIDES       SITES  EVENTS              REPRESENTATIVE BRANDS
-------------------------------------------------------------------------------------------------------------------
Transportation &             15             13           19      1    PRICE DIGESTS, AC-U-KWIK, CLYMER MANUALS,
Public Services                                                       WARD'S AUTO WORLD, AMERICAN TRUCKER, FIRE
                                                                      CHIEF, WASTE AGE, AMERICAN SCHOOL AND
                                                                      UNIVERSITY

Entertainment and            13             11           17      4    BROADCAST ENGINEERING, ELECTRONIC MUSICIAN,
Media                                                                 MIX, VIDEO SYSTEMS, MILLIMETER

Technology                    7              7            9      2    ELECTRONICS SOURCE BOOK, TELEPHONY, PAPER FILM
                                                                      AND FOIL CONVERTER

Energy and                   12              9           21      6    ELECTRICAL CONSTRUCTION & MAINTENANCE,
Construction                                                          TRANSMISSION AND DISTRIBUTION WORLD, CONCRETE
                                                                      PRODUCTS, EQUIPMENT WATCH, ACCESS CONTROL AND
                                                                      SECURITY SYSTEMS

Marketing and                11              7           15      6    MEETINGS MAGAZINES, SPECIAL EVENTS, AMERICAN
Meetings                                                              DEMOGRAPHICS

Financial Services            4              2            5      0    REGISTERED REP., TRUSTS AND ESTATES, NATIONAL
and Real Estate                                                       REAL ESTATE INVESTOR

Agribusiness and             14              2           17      0    BEEF, CORN AND SOYBEAN DIGEST, STITCHES,
Textiles                                                              MODERN UNIFORMS

Fitness and Healthcare        2              2            5      4    CLUB INDUSTRY, HOMECARE

TOTAL                        78             53          108     23

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                                     Page 4

EDUCATION AND TRAINING
(Includes: Workplace Learning, Channel One and Films for the Humanities)

FINANCIAL PERFORMANCE

                                                                  % OF
         ($ millions)                      2003             2003 CONSOLIDATED
         --------------------------------------------------------------------
         Revenue (1)                     $  119.8                   9%

         Segment EBITDA (2)              $    5.7

         Segment EBITDA Margin                  5%

          (1) For continuing businesses. This presentation eliminates all intrasegment activity.
          (2) For continuing businesses. Reconciled to GAAP measure in attached table.

PRODUCTS

     BUSINESS                           DESCRIPTION             KEY BRANDS/MARKETS
     ---------------------------------------------------------------------------
     Channel One               Broadcast to almost              CHANNEL ONE NEWS
                               8 million students, 350,000+
                               classrooms, and almost 12,000
                               schools

     Films for the             Distributes 2,900 owned          Films for the Humanities,
     Humanities and            products and 10,100 licensed     Cambridge, Meridian, and
     Sciences                  products                         Shopware

     Workplace Learning        Creates, produces, and             - Banking
                               distributes proprietary            - Government
                               content for employee training.     - Healthcare
                               Platforms include satellite        - Public & Private
                               programming, interactive           Security
                               multimedia, Internet, books,       - Industrial
                               CDs, and videos